SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  September 6, 1996


                         COPLEY PHARMACEUTICAL, INC.
          (Exact name of registrant as specified in its charter)


                                  Delaware
      (State or other jurisdiction of incorporation or organization)




           0-20126                              04-2514637
  (Commission File Number)           (IRS Employer Identification No.)



              25 John Road
         Canton, Massachusetts                             02021
(Address of principal executive offices)                 (Zip Code)



                                 (617) 821-6111
                 (Registrant's telephone number, including area code)




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Item 5.	Other Events

     On September 6, 1996, Copley Pharmaceutical, Inc. (the "Company") announced that Ken E. Starkweather has accepted the position of Vice President - Finance, succeeding Barbara Sherrill, who has resigned all positions in the Company for personal reasons.

     Mr. Starkweather comes to Copley from Hoechst Marion Roussel, Inc. During a 21-year career at Hoechst Marion Roussel, Marion Merrell Dow, and Dow Chemical Company, he held several senior financial management positions. Most recently he has been Director of Procurement for US operations; prior to that he was Director of Finance, Pacific Area, where he directed all accounting, tax and treasury activities for Marion Merrell Dow activities in Japan, Australia, New Zealand, Korea and China.







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                               SIGNATURES



 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 10, 1996

COPLEY PHARMACEUTICAL, INC.

   /s/ Kenneth N. Larsen
 ______________________________
       Kenneth N. Larsen
     President and Chairman